Capital management	12 Months Ended
Dec. 31, 2019
Capital Management
Capital management
13.	CAPITAL MANAGEMENT
The Company’s capital is composed of shareholders’ equity. The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, to support the development of its single-port robotic surgical system. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of its single-port robotic surgical system. The Company has further progress to make in the development of the single-port robotic surgical system and anticipates that the cost of completion will exceed its current resources. Accordingly, the Company will be dependent on external financing to fund its future activities. To carry out the completion of the single-port robotic surgical system and pay for administrative costs, the Company will continue to raise additional amounts as needed. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable. There were no changes in the Company’s approach to capital management during the year ended December 31, 2019.
The Company is not subject to externally imposed capital requirements other than the Nasdaq requirement that the Company maintain a minimum market value of $35 million. The Company currently does not meet this requirement and has until May 25, 2020 to regain compliance otherwise the Company’s securities are subject to potential de-listing.